SCHEDULE 14A

                     Information Required in Proxy Statement

                          SCHEDULE 14A PROXY STATEMENT
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CONCORD VENTURES, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      None
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:
    2)  Form, Schedule or Registration Statement No.:
    3)  Filing Party:
    4)  Date Filed:


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                             Concord Ventures, Inc.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280


                    NOTICE OF Special MEETING OF SHAREHOLDERS

To the shareholders of Concord Ventures, Inc.:

     An Special Meeting of Shareholders of Concord Ventures, Inc. (the "Company") will be held at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002 at 10:00 a.m., Mountain Time on __________________, 2008
for the purposes of:

         1. To consider and approve the Agreement and Plan of Merger between the Company and a wholly-owned subsidiary (the "Merger Agreement") under which the Company will be reincorporated as a Delaware corporation under the name CCVR Holdings, Inc.;

         All shareholders are invited to attend the meeting. Shareholders of record at the close of business on _____________, 2008, the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Law Offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

         Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the envelope provided.

                                         By Order of the Board of Directors



                                         David J. Cutler
                                         President and Chief Executive Officer
October 3, 2008



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                             Concord Ventures, Inc.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280

                            NOTICE OF SPECIAL MEETING
                        TO BE HELD _______________, 2008

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Concord Ventures, Inc., a Colorado corporation (the "Company"), will be held at the Company's corporate counsel, Michael A. Littman, located at 7609 Ralston Road, Arvada, Colorado 80002, on ________________, 2008, at 10:00
a.m., local time, or at such other times and places to which the Meeting may be adjourned.

The Meeting is for the following purposes:

         1) To consider and approve the Agreement and Plan of Merger between the Company and a wholly-owned subsidiary (the "Merger Agreement") under which the Company will be reincorporated as a Delaware corporation under the name _______________________;

         The close of business on ______________, 2008, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to the examination of any shareholder during ordinary business hours at the principal executive offices of the Company at 2460 W. 26th Ave., Suite 380-C, Denver, Colorado 80211.

         WE ARE  ASKING  YOU FOR A  PROXY,  AND YOU ARE  REQUESTED  TO SEND US A
PROXY.

         Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

                                             David J. Cutler
                                             CEO

Denver, Colorado
October 3, 2008



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                             Concord Ventures, Inc.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280


                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ____________, 2008

         This Proxy Statement is being first mailed on October ____, 2008, to shareholders of Concord Ventures, Inc., a Colorado corporation (the "Company"), by the Board of Directors for use at the Special Meeting of Shareholders (the "Meeting') to be held at the Company's corporate attorney's office, located at 7609 Ralston Road, Arvada, CO 80002, on ______________________, 2008, at 10:00
a.m., local time, or at such other times and places to which the Meeting may be adjourned (the "Meeting Date").

         The Meeting has been called by David J. Cutler, the Company's CEO, for the purpose of considering and acting upon (i) the Agreement and Plan of Merger between the Company and a wholly-owned subsidiary (the "Merger Agreement") pursuant to which the Company will be reincorporated as a Delaware corporation under the name CCVR Holdings, Inc. (the "Reincorporation"); and (ii) such other matters as may properly come before the Meeting or any adjournments thereof.


                                   RECORD DATE

         The record date for determining the shareholders entitled to vote at the Meeting was the close of business on ________________, 2008 (the "Record Date"), at which time the Company had issued and outstanding _____________, shares of Common Stock, par value $.0001 per share ("Common Stock"). The shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.


                      SUMMARY TERM SHEET -- REINCORPORATION

         This summary term sheet relates to the Reincorporation discussed in more detail below under the section entitled "Proposal 1 - Reincorporation." Neither this summary nor the discussion under Proposal 1 below contains all of the information that is important to you. You should carefully read the entire Proxy Statement and the proposed Merger Agreement between the Company and CCVR Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("CCVR Holdings"), to fully understand the Reincorporation. The proposed Agreement and Plan of Merger is attached to this Proxy Statement as Exhibit A. We encourage you to read the Merger Agreement, as it is the legal document that governs the Reincorporation. A more detailed discussion of the summary terms set forth below is included in this Proxy Statement under Proposal 1 (See p. 6 of this Proxy Statement).

Proposed Reincorporation

         Shareholder Vote. You are being asked to vote to approve the proposed Merger Agreement whereby we will merge with our subsidiary, CCVR Holdings, and become a Delaware corporation. Your


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rights as a shareholder of Concord Ventures will remain  substantially  the same as your current rights as a holder of our Common Stock (See p. 6 of this Proxy Statement).

         The Acquiror. CCVR Holdings, Inc. was formed on _______________, as a wholly owned subsidiary of the Company, specifically for the purpose of the Reincorporation.

         Consideration for our Shareholders. Holders of our Common Stock will receive one share of common stock of CCVR Holdings for each share of Common Stock they hold at the time of the Reincorporation. Any options to purchase shares of Common Stock that are outstanding immediately prior to the
Reincorporation will be converted into options to purchase shares of CCVR Holdings' common stock at the time of the Reincorporation (See p. 6 of this Proxy Statement).

         Management of CCVR Holdings' after the Reincorporation. All of our officers and newly elected directors will become officers and directors of CCVR Holdings' after the Reincorporation.

Conditions To Completing the Reincorporation

         The completion of the Reincorporation depends on obtaining the approval of the Merger Agreement by our shareholders (See p. 6 of this Proxy Statement).

Shareholder Voting

         We have been advised that shareholders owning an aggregate of at least ___________ shares of Common Stock (constituting approximately 51% of the issued and outstanding shares of Common Stock as of ____________, 2008) intend to vote FOR the Merger Agreement, thereby assuring the approval of the Merger Agreement.


                                QUORUM AND VOTING

         Approval of the Merger Agreement requires the affirmative vote of a majority of all votes entitled to vote on such Proposal. Abstentions will be counted toward a quorum, but will counted as a vote against such Proposal.

         Record  holders of shares of our Common Stock may cast one vote for the
Proposal   for  each  share  held  of  record  at  the  close  of   business  on
________________, 2008.

         WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY. WE HAVE BEEN ADVISED THAT SHAREHOLDERS OWNING AN AGGREGATE OF AT LEAST _____________ SHARES OF COMMON STOCK (CONSTITUTING APPROXIMATELY ____% OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AS OF _______________, 2008) INTEND TO VOTE IN FAVOR OF ALL MATTERS TO BE ACTED UPON AT THE MEETING FOR WHICH THEY ARE ENTITLED TO VOTE, THEREBY ASSURING THEIR ADOPTION.



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                               DISSENTER'S RIGHTS

         Under Colorado law, our shareholders are not entitled to dissenter's rights with respect to the Proposal set forth in this Proxy Statement or to demand appraisal of their shares as a result of the approval of the Proposal.


                 PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

         The following table sets forth, as of December 31, 2007, certain information with respect to the beneficial ownership of our common stock by (i) each of our directors and executive officers, (ii) each person known to us to be the beneficial owner of five percent or more of the outstanding shares of our common stock, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the person or entity listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.

                                                                    Percent of
Name and Address                         Number of Shares           Outstanding
----------------                         ----------------           -----------
David J. Cutler (1)                      1,949,699                  66.2%

Wesley F. Whiting (1)                    25,000                     1.2%

Redgie Green (1)                         25,000                     1.2%

All executive officers and directors
as a group.                              1,544,699                  68.6%

(1) c/o Concord Ventures, Inc., 2460 West 26th Avenue, Suite 380-C, Denver, CO 80211.


                          Proposal 1 - REINCORPORATION

         The Reincorporation is proposed to be accomplished through a merger of the Company with a newly formed wholly-owned subsidiary, CCVR Holdings, Inc. At the effective time of the Reincorporation. Any options to purchase shares of our Common Stock that are outstanding immediately prior to the Reincorporation will be converted in to options to purchase shares of CCVR Holdings common stock at the time of the Reincorporation. All of our officers and directors will become officers and directors of CCVR Holdings after the Reincorporation.

         The Reincorporation is subject to approval of the proposed Merger Agreement by our shareholders at the Meeting. The following is a summary of certain material provisions that will be contained in the proposed Merger Agreement which would govern the terms of the Reincorporation, and is qualified in its entirety by the terms of the proposed Merger Agreement, a copy of which is attached as Exhibit A.



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Effective Time of the Agreement

         The Reincorporation contemplated by the proposed Merger Agreement will take place as soon as practicable. See the proposed Merger Agreement for a description of the conditions that the parties must satisfy prior to the closing.

Representations and Warranties

         We intend to make no representations or warranties in connection with the Reincorporation.

Covenants

         We intend to make no covenants in connection with the Reincorporation.

Conditions Precedent

         Our obligations and CCVR Holdings' obligations under the proposed Merger Agreement are subject, among other things, to the following:

        o the approval of the Merger Agreement by the Company's Board of Directors and shareholders;

        o obtaining all governmental approvals necessary to permit the consummation of the Reincorporation; and

        o absence of any legal judgment, order, injunction or decree that would prevent, make illegal or otherwise interfere with the consummation of the Reincorporation.

Contact Information

         Both the Company's and CCVR Holdings' principal executive offices are located at 2460 West 26th Avenue, Suite 380-C, Denver, CO 80211. Our telephone number is (303) 380-8280.

         CCVR Holdings is a new corporation, formed by the Company for the specific purpose of conducting the Reincorporation. As such, CCVR Holdings has no prior business history.

Regulatory Approvals

         At any time before or after the completion of the Reincorporation, the Securities and Exchange Commission could seek to enjoin the Reincorporation or seek penalties or fines from the Company on grounds that the securities of the new company were issued to our shareholders in violation of federal securities laws. In addition, at any time before or after the completion of the Reincorporation, any state could take action under state securities laws that it deems necessary or desirable in the public interest. We believe that the issuance of stock in the new company will not violate any securities laws, that no federal or state regulatory requirements must be complied with and that no federal or state regulatory approval must be obtained in connection with the Reincorporation. However, we cannot assure you that there will be no challenge to the Reincorporation or if such a challenge is made, what the result will be.



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Accounting Treatment of the Reincorporation

         The Reincorporation contemplates only a reincorporation of the Company in a new jurisdiction. As a result, the transactions under the proposed Merger Agreement are not deemed to be an acquisition for accounting purposes.

Dissenter's Rights

         Under Colorado law, our shareholders are not entitled to dissenter's rights with respect to the Reincorporation.

CCVR Holdings' Common Stock

         Under CCVR Holdings' Articles of Incorporation, CCVR Holdings is authorized to issue 100,000,000 shares of Common Stock par value $.0001 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share. As of October ____, 2008, there were 1000 shares of CCVR Holdings' common stock issued and outstanding and held by us. After the Reincorporation, Shares of CCVR Holdings will continue to trade on the OTC-Bulletin Board. Holders of CCVR Holdings common stock may cast one vote for each of the directors nominated in the election of directors for each share held, and one vote for any other matter. Holders of CCVR Holdings common stock do not have any preemptive rights to acquire any additional securities issued by the Company, nor do they have cumulative voting rights.

Comparison of Ownership of Our Common Stock and CCVR Holdings Common Stock

         At the effective time of the Reincorporation, our shareholders will become shareholders of CCVR Holdings. Accordingly, after the merger, the rights of our shareholders will cease to be governed by Colorado law applicable to corporations and our Articles of Incorporation and bylaws and will be governed by Delaware law applicable to corporations and CCVR Holdings' Certificate of Incorporation and bylaws. The following summarizes some of the differences between the current rights of our shareholders and those of shareholders of CCVR Holdings following the merger.


                                   MANAGEMENT

Concord Ventures, Inc.

         Under the Colorado Business Corporation Act ("CBCA"), the business and affairs of a Colorado corporation are managed by or under the direction of its board of directors. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors. Our Articles of Incorporation provide for a board consisting of not less than 3 members. Our bylaws also provide that any vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors then in office. In addition, under the CBCA, vacancies may be filled by our shareholders. Although the CBCA provides that a director may be removed by the shareholders with our with out cause, our bylaws provide that a director may be removed only for cause, at any special meeting of shareholders by the affirmative vote of the holders of majority of all outstanding voting stock entitled to vote.


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         Each  share of Common  Stock  entitles  its  holder to cast one vote on matters as to which voting is permitted or required by Colorado law, including the election of directors, amendments to our articles of incorporation, mergers and other extraordinary transactions. Under our Articles of Incorporation, shareholders are not entitled to cumulate their votes for the election of directors.

         Unless a greater vote is required by Colorado law, under our bylaws, matters requiring the vote of the common stock are approved by the affirmative vote of a majority of shares represented and entitled to vote at a meeting of shareholders at which a quorum is present.

         Our Articles of Incorporation permit the issuance of preferred stock. Issuances of preferred stock that have the right to elect a designated director or directors could adversely affect the ability of the holders of common stock to elect a majority of our Board of Directors.

CCVR Holdings, Inc.

         Under the Delaware General Corporation Laws ("DGCL"), the business and affairs of a Delaware corporation are managed by or under the direction of its board of directors, whose members are generally elected by a plurality vote of stockholders at which a quorum is present. The CCVR Holdings bylaws provide that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the directors remaining in office. Any director or the entire CCVR Holdings board may be removed, with or without cause, by the vote of a majority of the shares of common stock entitled to vote at an election of directors.

         Each share of CCVR Holdings common stock entitles its holder to cast one vote on matters as to which voting is permitted or required by Delaware law, including the election of directors and amendments to the CCVR Holdings certificate of incorporation, mergers and other extraordinary transactions. Shareholders are not entitled to cumulate their votes for the election of directors.

         Under  Delaware  law  the  affirmative   vote  of  a  majority  of  the
outstanding shares to approve mergers and other extraordinary transactions.


                                  VOTING RIGHTS

Concord Ventures, Inc.

         Under the CBCA, the affirmative vote of the shares entitled to vote upon an action are required to approve the action, including certain mergers. Approval by the shareholders of the surviving corporation on a plan of merger is not required if:

         (a) The articles of incorporation of the surviving corporation will not
differ,  except  for  certain  immaterial  amendments,   from  its  articles  of
incorporation before the merger;

         (b) Each shareholder of the surviving corporation whose shares were outstanding immediately before the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger;



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         (c) The  number  of voting  shares  outstanding  immediately  after the merger, plus the number of voting shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and

         (d) The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of participating shares outstanding immediately before the merger.

CCVR Holdings, Inc.

         As permitted by the DGCL, CCVR Holdings' Certificate of Incorporation require affirmative vote of the holders of a majority of the outstanding shares to approve some mergers. The approval of stockholders of the surviving corporation is not required, however if:

         (1) the agreement of merger does not amend in any respect the certif-icate of incorporation of such constituent corporation,

         (2) each share of stock of such constituent corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger, and

         (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.


                              BUSINESS COMBINATIONS

Concord Ventures, Inc.

         The CBCA does not specifically address business combinations with interested shareholders.

CCVR Holdings, Inc.

         The DGCL contains provisions that restrict, for a period of three years, business combinations with interested stockholders.



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                                   AMENDMENTS

Concord Technologies, Inc.

         An amendment to our Articles of Incorporation will be approved if a majority of the shares represented and entitled to vote on the amendment approve the amendment.

         Under the CBCA, the directors may, with certain exceptions, amend the bylaws at any time to add, change, or delete a provision, unless the bylaws provide otherwise. In addition, our shareholders may amend the bylaws even though the bylaws may also be amended by the board of directors.

CCVR Holdings, Inc.

         Under the DGCL, a majority vote of the outstanding shares of each voting group entitled to vote is required to amend the articles of incorporation, which may be done by written consent of a majority of the common shareholders.

         Under the CCVR Holdings' bylaws, the board of directors may amend, adopt or repeal the bylaws; however, the stockholders have the right to amend, repeal or adopt these same bylaws. Furthermore, stockholders may restrict the right of the board of directors to amend, alter or repeal a particular bylaw.


                           DIVIDENDS AND DISTRIBUTIONS

Concord Ventures, Inc.

         Pursuant to Colorado law, distributions may be made to shareholders unless (a) the Company would not be able to pay its debts as they become due in the usual course of business, or (b) our total assets would be less than the sum of its total liabilities plus any amount owed, if it would be dissolved at the time of distribution, to shareholders with preferential rights superior to those receiving the distribution.

CCVR Holdings, Inc.

         Under the DGCL, CCVR Holdings is permitted to pay dividends or make other distributions with respect to its stock out of its surplus or, or if there is no surplus, out of its net profits for the fiscal year in which the dividend or distribution is declared and/or the preceding fiscal year, except to the extent that such dividend or distribution would reduce the capital of the company to below the aggregate capital represented by the issued and outstanding stock of all classes having a preference with respect to the distribution of assets.



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                                 INDEMNIFICATION

Concord Ventures, Inc.

         The CBCA and our Articles of Incorporation permit that we may indemnify a person made a party to a proceeding because the person is or was a director, officer or employee against liability incurred in the proceeding if that person:

         (a) conducted himself in good faith;

         (b) reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation's best interests; and (ii) in all other cases, that his conduct was at least not opposed to the corporation's best interests; and

         (c) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

         The conduct of a director or officer with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is deemed to be good faith conduct if such conduct was at least not opposed to the corporation's best interest. The conduct of a director or officer with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to be good faith conduct.

         Under the CBCA, a corporation may not indemnify a director in connection with (a) a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

         Any indemnification provided by a corporation under the CBCA in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

         The CBCA also provides mandatory indemnification for a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, officer or employee against reasonable expenses incurred by him or her in connection with the proceeding.

CCVR Holdings, Inc.

         The DGCL permits, and the CCVR Holdings Certificate of Incorporation provides, that CCVR Holdings will indemnify any director or officer of CCVR Holdings for any liability and expenses actually and reasonably incurred in connection with or resulting from any threatened, pending or completed civil, criminal, administrative or investigative action, suit or proceeding in which he may become involved by reason of his being or having been a director or officer of CCVR Holdings; if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful; except that, with respect to expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall deem that such indemnification is proper.


                                INSPECTION RIGHTS

Concord Ventures, Inc.

         Under the CBCA, a shareholder is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the following records of the corporation if the shareholder gives the corporation written demand at least five business days before the date on which the shareholder wishes to inspect and copy such records: (a) the articles of incorporation; (b) bylaws; (c) minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years; (d) all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group; (e) a list of the names and business addresses of its current directors and officers; (f) A copy of its most recent periodic report delivered to the Colorado Secretary of State; and (g) all Special and published financial statements prepared for periods ending during the last three years.

         In addition, but subject to certain procedural requirements described below, a shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder and gives the corporation written demand at least five business days before the date on which the shareholder wishes to inspect and copy (a) excerpts from minutes of any meeting of the board of directors or from records of any action taken by the board of directors without a meeting, minutes of any meeting of the shareholders or records of any action taken by the shareholders without a meeting, excerpts of records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, and waivers of notices of any meeting of the shareholders or the board of directors or any committee of the board of directors; (b) accounting records of the corporation; and (c) the record of shareholders required to be kept by the corporation under the CBCA. A shareholder may inspect and copy the above described records only if:

         (a) the shareholder has been a shareholder for at least three months immediately preceding the demand to inspect or copy or is a shareholder of at least five percent of all of the outstanding shares of any class of shares of the corporation as of the date the demand is made;

         (b) the demand is made in good faith and for a proper purpose;

         (c) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect; and

         (d) the records are directly connected with the described purpose.

CCVR Holdings, Inc.

         The DGCL provides that any stockholder may, upon written demand, inspect, in person or by attorney or other agent, and make copies and extracts of its stock ledger, a list of its stockholders, and its other books and records; provided the stockholder makes a written demand describing the purpose of the review, the demand is for a proper purpose, and the records are related to its purpose.


                                VOTING PROCEDURES
                                Special Meetings

Concord Ventures, Inc.

         The CBCA permit special meetings of shareholders to be called by the president, the board of directors, upon the written demand for the meeting, stating the purpose or purposes for which it is to be held, by the holders of not less than on-tenth of all shares entitled to vote on the issue proposed to be considered at the meeting, or by legal counsel to the Company. In addition, our bylaws permit our Chairman and the Chief Executive Officer to call a special meeting of shareholders.

CCVR Holdings, Inc.

         As permitted by the DGCL, CCVR Holdings' bylaws permit special meetings of stockholders to be called by the chairman of the board, the president, the board of directors or upon the written request of the holders of at least ten percent (10%) of all the shares entitled to vote at the proposed special meeting.


                             ACTION WITHOUT MEETING

Concord Ventures, Inc.

         The CBCA allows the shareholders to act without a meeting by written consent upon the signing of a consent by all shareholders entitled to vote thereon setting forth the action to be taken.

         The DGCL permits stockholders of a Delaware corporation to act without a meeting by written consent, signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.


                         DISSENTERS' OR APPRAISAL RIGHTS

Concord Ventures, Inc.

         The CBCA provides, subject to the exception below, that a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

                  (i) approval by the shareholders of that corporation is required under the CBCA or by the articles of incorporation for the merger; or

                  (ii) The corporation is a subsidiary that is merged with its parent corporation;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section the CBCA; and

         (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to the CBCA.

         A shareholder is not entitled to dissent and obtain payment, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934," as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of the action.

CCVR Holdings, Inc.

         The DGCL provides, subject to the exception below, that stockholders who comply with procedural requirements of the DGCL are entitled to appraisal rights with respect to the stockholder's shares upon any merger or consolidation for which stockholder approval required, if the stockholder continuously holds such shares through the effective date of the merger or consolidation and has neither voted in favor of the merger or consolidation nor consented thereto in writing; provided, however, that no appraisal rights shall be available for the shares of any class or series of stock, which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either

         (a) listed on a national securities exchange or designated as a nation-al market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or

         (b) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the surviving corporation in a merger, if the merger did not require for its approval the vote of the stockholders of the surviving corporation, unless the stockholders, unless, the stockholders are required to accept for their stock anything except:

                  (i) Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                  (ii) Shares of stock of any other corporation, or receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                  (iii) Cash  in  lieu  of   fractional  shares   or  fractional
depository receipts described in the foregoing subparagraphs (i) and (ii) above; or

                  (iv) Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (i), (ii) and (iii) above.


                             LIQUIDATION/DISSOLUTION

Concord Ventures, Inc.

         Under the CBCA a dissolution may be initiated by the board of directors and approved by the holders of a majority of all the votes entitled to be cast on the Proposal.

CCVR Holdings, Inc.

         Under the DGCL and CCVR Holdings' Certificate of Incorporation, a dissolution may be initiated by the directors and approved by the holders of a majority of the outstanding voting shares of the corporation.


                                DERIVATIVE ACTION

         Under the CBCA, no action may be brought by a shareholder in the right of a domestic corporation, and no action may be commenced in Colorado by a shareholder in the right of a foreign corporation, unless the plaintiff was a shareholder of the corporation at the time of the transaction of which the plaintiff complains or the plaintiff is a person upon whom shares or voting trust certificates thereafter devolved by operation of law from a person who was a shareholder at such time.

         In any action pending, instituted, or maintained in the right of any domestic or foreign corporation by a shareholder holding less than five percent of the outstanding shares of any class, unless the shares held have a market value in excess of twenty-five thousand dollars, the corporation in whose right the action is commenced is entitled, at any time before final judgment, to require the plaintiff to give security for the costs and reasonable expenses which may be directly attributable to and incurred by it in the defense of such action or may be incurred by other parties named as defendant for which it may become legally liable, but not including fees of attorneys. The amount of security required may from time to time be increased or decreased, in the discretion of the court, upon showing that the security provided has or may become inadequate or is excessive. If the court finds that the action was commenced without reasonable cause, the corporation shall have recourse to the security in such amount as the court shall determine upon the termination of such action.

CCVR Holdings, Inc.

         Under the DGCL, a plaintiff must state in the compliant filed in any derivative suit that the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder's stock thereafter devolved upon such stockholder by operation of law.


                                 TRANSFERABILITY

Concord Ventures, Inc.

         Shares of our Common Stock are freely transferable, except for shares issued to our "affiliates" and shares deemed to be restricted securities under state and federal securities laws. Shares of our Common Stock currently trade on the OTC-Bulletin Board under the symbol "CCVR."

CCVR Holdings, Inc.

         Shares of CCVR Holdings' common stock will be freely transferable, except for shares issued to "affiliates" of CCVR Holdings and shares deemed to be restricted securities under state and federal securities laws. Upon completion of the Reincorporation CCVR Holdings' common stock will trade on the OTC-Bulletin Board.


                                FIDUCIARY DUTIES

Concord Ventures, Inc.

         Under Colorado law, directors are charged with the duty to exercise their powers in good faith and with a view to the interests of the corporation.

CCVR Holdings, Inc.

         Under Delaware law, the directors of CCVR Holdings owes fiduciary duties of good faith, loyalty and fair dealing to its stockholders in its management of CCVR Holdings' affairs.

Shareholder Voting

         The Company has been advised that shareholders owning an aggregate of at least _____________ shares of Common Stock (constituting approximately _____% of the issued and outstanding shares of Common Stock of the Company as of ____________, 2008) intend to vote for Proposal 1, thereby assuring that the approval of the Reincorporation.

                       EXECUTIVE AND DIRECTOR COMPENSATION

                           Summary Compensation Table

         The following table sets forth certain information concerning compensation paid by the Company to the President and the Company's two most highly compensated executive officers and the directors for the fiscal year ended December 31, 2007 and 2006 (the "Named Executive Officers"):


                                                   SUMMARY COMPENSATION TABLE


Name & Principal          Year       Salary        Bonus        Stock          Options    Nonqual        All Other      Total
Position                                                        Awards         Awards     -ified         Compen-        ($)
                                                                               ($)        Deferred       sation
                                                                                          Compen
                                                                                          -sation

David J. Cutler,          2007       $60,000(1)    -            -              -          -              -              $60,000
Director, President,      2006       $50,000       -            -              -          -              -              $50,000
CEO, CFO
From March 2006 (3)
Wesley F. Whiting,        2007       -             -            -              -          -              -              -
Director (4)              2006       -             -            $222.50(2)     -          -              -              $222.50
From March 2006
Redgie Green,             2007       -             -            -              -          -              -              -
Director (5)              2006       -             -            $222.50(2)     -          -              -              $222.50
From March 2006

         (1) $10,000 of Mr. Cutler's remuneration was paid to Burlingham Corporate Finance, Inc. ("Burlingham") in the form of consulting fees. Mr. Cutler is the principal shareholder of Burlingham. (2) In November 2006, we issued 25,000 shares of our common stock to each of our two non-executive directors as remuneration for their services to us (50,000 share of common stock in total). The shares were deemed to have a value of $445.

         (2) In the period from his appointment in March 2006 through September 2006, Mr. Cutler, an officer and a director of the Company, incurred more than $50,000 on our behalf in bringing our affairs up to date, principally on settling certain of our outstanding liabilities, legal and accounting fees and directors' remuneration. In September 2006, Mr. Cutler agreed to convert $50,000 of this loan to us into equity on a basis to be determined by an independent third party valuation. In September 2006, our independent directors authorized an initial issue of 510,000 shares of our common stock, representing 50.3% of our total issued and outstanding shares of our common stock, to Mr. Cutler, pending the completion of the independent third party valuation. In November 2006 the independent third part valuation of our shares of common stock was completed and on the basis of this third party valuation our independent directors authorized the issue of an additional 897,644 shares of our common stock to Mr. Cutler as the balance of the equity to which he was entitled on the conversion of his $50,000 loan to us into equity. Following this second issue of equity, Mr. Cutler owned a total of 1,407,644 shares of our common stock representing 70% of our total issued and outstanding shares of our common stock.

         (3) On December 3, 2007 we issued 87,055 shares of our restricted common stock to David J. Cutler, one of our directors, in full and final settlement of the $87,055 loan Mr. Cutler had outstanding with us, including accrued interest of $5,634, in respect of services and funding he has provided to the us in the period October 2006 through November 2007. The share issue was authorized by the independent members of our Board of Directors.

         (4) In November 2006, we issued 25,000 shares of our common stock to each of our two non-executive directors, Messrs Whiting and Green, as remuneration for their services to us (50,000 share of common stock in total). The shares were deemed to have a value of $445.

         (5) In November 2006, we issued 25,000 shares of our common stock to each of our two non-executive directors, Messrs Whiting and Green, as remuneration for their services to us (50,000 share of common stock in total). The shares were deemed to have a value of $445.

         There can be no assurance that Mr. Cutler will continue to incur expenses on our behalf.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might be incorporated by reference in future filings, including this Information Statement, in whole or in part, the following shall not be incorporated into any such filings.

Compensation of Directors

         The Company does not have any written employment agreements for its directors. Compensation arrangements are expected to include cash compensation for board and committee meetings attended.


                              CORPORATE GOVERNANCE

Board of Directors

         The Board of Directors and its committees perform a number of functions for the Company and its shareholders, including:

        o   Overseeing the management of the Company on your behalf;

        o   Reviewing our long-term strategic plans;

        o   Exercising direct decision-making authority in key areas;

        o   Selecting our executive officers and evaluating their performance;
            and

        o   Reviewing development and succession plans for our top executives.

Corporate Governance Guidelines

         Our Board of Directors has adopted Corporate Governance Guidelines that govern the structure and functioning of our Board of Directors and set out policies on a number of governance issues. The Guidelines are posted on our internet site at www.dirtmotorsports.com. They also will be available to any shareholder on request to the Secretary at the Company's address.

Director Independence

         The Corporate Governance Guidelines require that a majority of our Board of Directors consist of independent directors. In general, the Guidelines require that an independent director must have no material relationship with the Company, except as a director. The independence of a director is determined based on standards specified by the FINRA National Market's Marketplace Rules and other facts and circumstances the Board of Directors considers relevant.

         The Company has reviewed business and charitable relationships between the Company and each non-employee nominated for election as a director to determine compliance with the independence standards described above and to evaluate whether there are any other facts or circumstances that might impair that nominee's independence. Based on that review, the Company has determined that 5 of 6 of our non-employees nominated for election as directors are independent. It has been determined that Mr. Massey does not qualify as an independent director because of the Company's business relationship with Outdoor Channel Holdings, Inc. related to television production and distribution of our racing programs.

Term of Office

         All the Company's directors will stand for election at the Special meeting. The Company does not believe that there should be a limit on the number of terms for which an individual may serve as a director.

Meetings and Committees of the Board of Directors

         The Board of Directors will meet on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It will also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. It is expected that Board of Directors will meet at least quarterly and more often as required to act on matters requiring Board approval.

Executive Sessions

         The non-employee directors of the Company will meet regularly in executive sessions, without the presence of any management directors or other management personnel, at least twice per year.

Special Meeting Attendance

         As specified in the Corporate Governance Guidelines, it will be our policy that directors should make every effort to attend the Special meeting of shareholders.

Shareholder Communications

         Any shareholder wishing to send written communications to the Company's Board of Directors may do so by sending them to the attention of our Corporate Secretary, at the Company's principal executive offices. All such communications will be forwarded to the intended recipient(s).

Committees of the Board of Directors

         The  Board  of   Directors   intends  to  appoint  a  separate   audit,
compensation and nominating committee when business operations warrant. Historically, the functions customarily attributable to those committees have been performed by the Board of Directors as a whole.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the year ended December 31, 2006, we paid approximately $7,500 to the Aster Management Network in consultancy fees for their assistance in bringing our financial affairs up to date. Aster Management Network is owned by Marshall E Aster, formerly our Chief Financial Officer

         In the period from his appointment in March 2006 through September 2006, Mr. Cutler, an officer and director of the Company, incurred more than $50,000 on our behalf in bringing our affairs up to date, principally on settling certain of our outstanding liabilities, legal and accounting fees and directors' remuneration. In September 2006, Mr. Cutler agreed to convert $50,000 of this loan to us into equity on a basis to be determined by an independent third party valuation. In September 2006, our independent directors authorized an initial issuance of 510,000 shares of our common stock, representing 50.3% of our total issued and outstanding shares of our common stock, to Mr. Cutler, pending the completion of the independent third party valuation. In November 2006, the independent third part valuation of our shares of common stock was completed and on the basis of this third party valuation our independent directors authorized the issue of an additional 897,644 shares of our common stock to Mr. Cutler, as the balance of the equity to which he was entitled to in connection with the conversion of his $50,000 loan to us into equity. Following this second and issuance of shares, Mr. Cutler owned a total of 1,407,644 shares of our common stock, representing 70% of our total issued and outstanding shares of our common stock, at that time.

         In November 2006, we issued 25,000 shares of our common stock to each of our two non- executive directors, Messrs Whiting and Green, as remuneration for their services to us (50,000 share of common stock in total). The shares were deemed to have a value of $445.

         On December 3, 2007, we issued 87,055 shares of our restricted common stock to David Cutler, an officer and director, in full and final settlement of the $87,055 loan Mr. Cutler had outstanding with us, including accrued interest of $5,634, in respect of services and funding he has provided to the us in the period October 2006 through November 2007. The share issue was authorized by the independent members of our Board of Directors.

         During the financial year ended December 31, 2007, we paid $10,000 of Mr. Cutler's remuneration to Burlingham Corporate Finance, Inc. ("Burlingham") in the form of consulting fees. Mr. Cutler is the principal shareholder of Burlingham.

                              SHAREHOLDER PROPOSALS

         No shareholder has submitted any proposal for shareholder action to be presented at the Meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

Current Independent Accountants

         A representative from Larry O'Donnell, CPA, PC, our independent public accountants, will not be present at the Meeting.

Principal Accountant Fees and Services

Audit Fees

         We incurred $7,600 audit fees with our current auditor, Larry O'Donnell, CPA, PC, during the fiscal year ended December 31, 2007 ($0 during the fiscal year ended 2006) in respect of the audit for the fiscal years ended December 31, 2006 and 2005.

Tax Fees

         We did not incur any tax fees with our current auditor, Larry O'Donnell, CPA, PC, in the fiscal year ended December 31, 2007 and 2006.

         We incurred $2,250 in tax fees with an unconnected third party tax advisor in the fiscal year ended December 31, 2007 ($0 - 2006) to bring our tax affairs up to date.

All Other Fees

         We incurred $1,550 in other fees with our current auditor, Larry O'Donnell, CPA, PC, in the fiscal year ended December 31, 2007 ($0 - 2006) in respect the review of our quarterly financial statements.

         It is the role of the Audit Committee, or in the absence of an audit committee, the Board of Directors, to consider whether, and determine that, the auditor's provision of non-audit services would be compatible with maintaining the auditor's independence.


                                 OTHER BUSINESS

         The Company does not intend to bring any business before the Meeting other than those described herein and at this date the Company has not been informed of any matters that may be presented at the Meeting by others.

                                  MISCELLANEOUS

         All costs incurred in the mailing of this Proxy Statement will be borne by the Company. The Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of information materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.




                                               David J. Cutler
                                               CEO

Denver, Colorado
October 3, 2008

Exhibit A

                                STATE OF DELAWARE
                          CERTIFICATE OF INCORPORATION
                               A STOCK CORPORATION


     First: The name of this Corporation is CCVR Holdings, Inc.
                                            -------------------

     Second: Its registered office in the State of Delaware is to be located at 2711 Centerville Rd, Suite 400, in the City of Wilmington, County of New Castle, 19808. The registered agent in charge thereof is Corporation Service Company, in County of New Castle.

     Third:    The purpose of the  corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corpora-tion Law of Delaware.

     Fourth: The total number of shares of stock which the Corporation shall have authority to issue is Five Hundred Million (500,000,000), consisting of Five Hundred Million shares (500,000,000) of Common Stock, $.0001 par value per share.

     Fifth: The name and mailing address of the incorporator are as follows:
                 Name Michael A. Littman
                 Mailing Address 7609 Ralston Road
                                     Arvada, CO          Zip Code 80002
                                     ----------                   -----

     I, the Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this ________day of , A.D. 2008


                                             BY: _______________________
                                                    (Incorporator)

                                          NAME:   Michael A. Littman
                                          ----------------------------------
                                              (type or print)

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EXHIBIT B

                               ARTICLES OF MERGER
                                       AND
                          AGREEMENT AND PLAN OF MERGER

          These Articles of Merger and AGREEMENT AND PLAN OF MERGER dated as of ____________, 2008, (the "Merger Agreement"), between Concord Ventures, Inc., a Colorado corporation ("Concord"), the parent company, and CCVR Merger Co., a Delaware corporation ("Merger Co"), the subsidiary entity.

          WHEREAS,   on  the  date  hereof;   Concord  has  authority  to  issue
100,000,000 shares of common stock, (the "Concord Common"), of which 2,257,986 shares are issued and outstanding;

          WHEREAS, no Preferred Stock of Concord is currently outstanding although it is authorized.

          WHEREAS, Merger Co is the wholly owned subsidiary of Concord,

          WHEREAS, on the date hereof, Merger Co has authority to issue 100,000,000 shares of common stock, (the "Merger Co Common"), of which 100 shares are issued and outstanding and owned by Concord (the parent entity)constituting 100% of the issued and outstanding common stock of Merger Co. No Preferred Stock of Merger Co is currently outstanding.

          WHEREAS, the respective Boards of Directors of Concord and Merger Co have determined that it is advisable and in the best interests of each of such corporations that they merge into a Merger Co pursuant to Colorado Business Corporation Act (DGCL) and Delaware General Corporation Law (CBCA) under which Merger Co would survive as the company, by the merger of Concord with and into Merger Co, and all shareholders of Concord Common stock shall automatically by the merger, be converted into a shareholder of Merger Co on a one share foe one share basis;

          WHEREAS, under the respective certificates of incorporation of Concord and Merger Co, the Concord Common Stock have the same designations, rights and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Merger Co Common which will be exchanged therefore pursuant to the merger;

          WHEREAS, Concord and Merger Co certify that the Boards of Directors of Concord and Merger Co have approved the Articles of Merger and Agreement and Plan of Merger and;

          WHEREAS, shareholder approval has been obtained by written consent pursuant to DGCL & CBCA; 100% of the issued and outstanding common shares of Merger Co were voted in favor of the Merger and 51% of the issued and outstanding common shares of Concord were voted in favor of the merger which is sufficient to approve the merger. No other shares of any type are outstanding for Concord or Merger Co. No shares of Concord voted against the plan.

          WHEREAS, a resolution of merger was adopted by the parent entity (Concord) in accordance with the laws of its jurisdiction of organization (Colorado) and its organizational or other constituent documents and a copy of the resolution is attached hereto as Schedule A.

          WHEREAS, the parties hereto intend that this Merger Agreement shall constitute a tax-free reorganization pursuant to Section 368(a) (1) of the Internal Revenue Code;

          NOW,  THEREFORE,   in  consideration  of  the  mutual  agreements  and
covenants herein contained, Concord and Merger Co hereby agree as follows:

          1. Merger. Concord shall be merged with and into Merger Co (the "Merger"), and Merger Co shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the later of the date and time of filing a certified copy of this Merger Agreement with the Secretary of State of the State of Delaware in accordance with DGCL or __________________ (the "Effective Time").

          2. Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the Certificate of Incorporation of Merger Co, in effect immediately prior to the Effective Time, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until amended as provided therein and under the DGCL.

          3. No Amendments to the Articles of Incorporation of the surviving corporation are to be effected by the merger.

          4. No new domestic corporation is being created pursuant to the Articles of Merger and Agreement and Plan of Merger.

          5. Succession. At the Effective Time, the separate corporate existence of Concord shall cease, and Merger Co shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of Concord, and Merger Co shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of Concord, including, without limitation, all outstanding indebtedness of Concord, all in the manner and as more fully set forth in DGCL & CBCA, as applicable.

          6. Directors. The directors of Concord immediately prior to the Effective Time shall be the directors of the Surviving Corporation, Merger Co, at and after the Effective Time to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

          7. Officers. The officers of Concord immediately preceding the Effec-tive Time shall be the officers of the Surviving Corporation Merger Co, at and after the Effective Time until their successors are duly elected and qualified.

          8. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a) each share of Concord Common issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Merger Co Common;

                  (b) each share of Concord Common held in the treasury of Concord immediately prior to the Effective Time shall be cancelled and retired;

                  (c) each option, warrant, purchase right, unit or other security of Concord convertible into shares of Concord Common or Preferred Stock shall become convertible into the same number of shares of Merger Co Common or Preferred Stock as such security would have received if the security had been converted into shares of Concord Common or Preferred Stock immediately prior to the Effective Time, and Merger Co shall reserve for purposes of the exercise of such options, warrants, purchase rights, units or other securities an equal number of shares of Merger Co Common or Preferred Stock as Concord had reserved; and

                  (d) each share of Merger Co Common issued and outstanding in the name of Concord immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of Merger Co Common.

          9. Other Agreements. At the Effective Time, Merger Co shall assume any obligation of Concord to deliver or make available shares of Concord Common Stock under any agreement or employee benefit plan to which Concord is a party. Any reference to Concord Common Stock under any such agreement or employee benefit plan shall be deemed to be a reference to Merger Co Common Stock and one share of Merger Co Common Stock shall be issuable in lieu of each share of Concord Common Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.

          10. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Concord such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Concord, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of Concord or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          11. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Concord Common or Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent the respective shares of Merger Co Common, as the case may be, into which the shares of Concord Common or Preferred Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Merger Co and its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Merger Co or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Merger Co Common, as the ease may be, evidenced by such outstanding certificate, as above provided.

          12. Amendment. The parties hereto, by mutual consent of their respec-tive boards of directors, may amend, modify or supplement this Merger Agreement prior to the Effective Time.

          13. Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the board of directors of Merger Co and Concord, by action of the board of directors of Concord if it determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of Concord and its stockholders.

          14. Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

          16. Governing Law. This Merger Agreement shall be governed by and con-strued in accordance with the laws of the State of Delaware.

          17. Service of Process. The surviving Corporation, Merger Co, agrees that it may be served with Process in Delaware in any proceeding for enforcement of any obligation of any constituent corporation of this state, or the State of Colorado, as well as for enforcement of any obligation of the surviving or resulting corporation, arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to DGCL laws and hereby irrevocably appoints the Secretary of State as its agent to accept service of process in any such suit or other proceedings and a copy of such process maybe sent to Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

          18. Registered Agent. The Registered Agent of the surviving corpora-tion, (Merger Co) is CSC, 2711 Centerville Rd, Suite 400, New Castle, DE 19808.

          19. Executed Agreement and Plan of Merger on File. That an executed Agreement and Plan of Merger is on file at the principal place of business of surviving, or foreign corporation, stating the address thereof: David Cutler, 6722 Kilmer Court, Arvada, CO 80007.

          20. Copies of Plan of Merger. That a copy of the Plan of Merger or exchange will be furnished by the surviving, foreign corporation (Merger Co) or other entity, on written request and without cost, to any shareholder of the Colorado corporation (Concord) that is a party to the merger, to any creditor or obligee of the parties to the merger at the time of the merger if such obligation is then outstanding.

          21. Compliance with Laws of State of Domicile.

          a) As to each domestic corporation (Concord) in the Articles of Merger and Agreement and Plan of Merger, the plan and performance of its terms have been duly authorized by all action required by the laws incorporated (Delaware) and by its constituent documents.
          b) As to each foreign corporation, (Merger Co) a Delaware corporation, that is a party to the merger, the approval of the Articles of Merger and Agreement of the Agreement and Plan of Merger was duly authorized by all action required by the laws under which it was incorporated (Delaware) and by its constituent document.

          IN WITNESS WHEREOF, Merger Co and Concord have caused this Merger Agreement to be executed and delivered as of the date first above written.

                                         CONCORD VENTURES, INC.,
                                         a Colorado Corporation




                                        ------------------------------------
                                        Name:
                                        Title:  President and CEO


                                        CCVR MERGER CO,
                                         a Delaware Corporation



                                       ------------------------------------
                                       Name:
                                       Title:     President